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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): September 15, 1998
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                      McDONALD & COMPANY INVESTMENTS, INC.
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               (Exact Name of Registrant as Specified in Charter)

                Delaware                            1-08526                             34-1391950
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      (State of Other Jurisdiction)               (Commission                        (I.R.S. Employer
            of Incorporation)                    File Number)                     Identification Number)
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McDonald Investment Center, 800 Superior Avenue     Cleveland, Ohio  44114-2603
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (216) 443-2300
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On September 15, 1998, McDonald & Company Investments, Inc. (the
"Company") issued a News Release stating that its stockholders approved by a substantial margin the proposed merger of the Company into KeyCorp.
A copy of the News Release is filed as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     News Release dated September 15, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            McDONALD & COMPANY INVESTMENTS, INC.


                                            By:  /s/ Thomas F. McKee
                                               ---------------------------------
                                                 Thomas F. McKee
                                                 Secretary

Date:    September 16, 1998


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EXHIBIT INDEX

Exhibit Number    Description
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99.1              News Release dated September 15, 1998, from the Company.


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